NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,461.48
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $13,355.38
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   904.31
- Mortality & Expense Charge****           $   154.86
+ Hypothetical Rate of Return*****           ($177.23)
                                           ----------
=                                          $   16,461 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                     COI
            -----                     ---
              1                   $ 75.25
              2                   $ 75.27
              3                   $ 75.29
              4                   $ 75.31
              5                   $ 75.33
              6                   $ 75.35
              7                   $ 75.37
              8                   $ 75.39
              9                   $ 75.41
             10                   $ 75.43
             11                   $ 75.45
             12                   $ 75.47

             Total                $904.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1             ($15.26)
             2             ($15.17)
             3             ($15.08)
             4             ($14.99)
             5             ($14.90)
             6             ($14.81)
             7             ($14.72)
             8             ($14.63)
             9             ($14.55)
            10             ($14.46)
            11             ($14.37)
            12             ($14.28)

         Total            ($177.23)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,461.48
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   12,293 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 222% x $19,857.44
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4          $15,619.85
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   897.71
- Mortality & Expense Charge****           $   175.31
+ Hypothetical Rate of Return*****         $   968.11
                                           ----------
=                                          $   19,857 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                COI
             -----                ---
             1                $ 74.80
             2                $ 74.80
             3                $ 74.80
             4                $ 74.80
             5                $ 74.81
             6                $ 74.81
             7                $ 74.81
             8                $ 74.81
             9                $ 74.81
            10                $ 74.82
            11                $ 74.82
            12                $ 74.82

            Total             $897.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1                 $ 80.87
             2                 $ 80.84
             3                 $ 80.80
             4                 $ 80.76

             5                 $ 80.73
             6                 $ 80.69
             7                 $ 80.66
             8                 $ 80.62
             9                 $ 80.59
            10                 $ 80.55
            11                 $ 80.52
            12                 $ 80.48

            Total              $968.11

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,857.44
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   15,689 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,848.38
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $18,176.23
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   890.12
- Mortality & Expense Charge****           $   198.39
+ Hypothetical Rate of Return*****         $ 2,418.16
                                           ----------
=                                          $   23,848 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $ 74.29
             2               $ 74.29
             3               $ 74.25
             4               $ 74.23
             5               $ 74.21
             6               $ 74.19
             7               $ 74.17
             8               $ 74.14
             9               $ 74.12
            10               $ 74.10
            11               $ 74.08
            12               $ 74.06

            Total            $890.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  196.28
             2                $  197.20
             3                $  198.14
             4                $  199.08
             5                $  200.03
             6                $  200.98
             7                $  201.95
             8                $  202.92
             9                $  203.90
            10                $  204.89
            11                $  205.89
            12                $  206.89

         Total                $2,418.16

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $23,848.38
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   19,680 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,358.12
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $98,247.38
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,050.00
- Monthly Deduction***                     $ 3,420.20
- Mortality & Expense Charge****           $ 1,128.06
+ Hypothetical Rate of Return*****         ($1,291.00)
                                           ----------
=                                          $  121,358 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $284.61
             2                $284.68
             3                $284.76
             4                $284.83
             5                $284.91
             6                $284.98
             7                $285.05
             8                $285.13

             9                $  285.20
            10                $  285.28
            11                $  285.35
            12                $  285.42

         Total                $3,420.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

          Month             Interest
          -----             --------
             1             ($109.91)
             2             ($109.48)
             3             ($109.06)
             4             ($108.64)
             5             ($108.21)
             6             ($107.79)
             7             ($107.37)
             8             ($106.95)
             9             ($106.53)
            10             ($106.11)
            11             ($105.69)
            12             ($105.27)

         Total           ($1,291.00)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $121,358.12
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   100,518 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,844.01
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $114,512.77
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  3,383.54
- Mortality & Expense Charge****           $  1,274.77
+ Hypothetical Rate of Return*****         $  7,039.55
                                           -----------
=                                          $   145,844 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $  282.13
             2               $  282.10
             3               $  282.07
             4               $  282.04
             5               $  282.01
             6               $  281.98
             7               $  281.95
             8               $  281.92
             9               $  281.89
            10               $  281.86
            11               $  281.83
            12               $  281.79

         Total               $3,383.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  582.22
             2                $  583.02
             3                $  583.81
             4                $  584.61
             5                $  585.41
             6                $  586.21
             7                $  587.02
             8                $  587.82
             9                $  588.64
            10                $  589.45
            11                $  590.27
            12                $  591.09

            Total             $7,039.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $145,844.01
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   125,004 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,566.03
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $132,844.55
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  3,341.45
- Mortality & Expense Charge****           $  1,440.08
+ Hypothetical Rate of Return*****         $ 17,553.01
                                           -----------
=                                          $   174,566 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
                 1           $  279.33
                 2           $  279.18
                 3           $  279.02
                 4           $  278.86
                 5           $  278.70
                 6           $  278.54
                 7           $  278.38
                 8           $  278.22
                 9           $  278.05
                10           $  277.89
                11           $  277.72
                12           $  277.55

             Total           $3,341.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $1,412.46
             2              $1,421.35
             3              $1,430.32
             4              $1,439.37
             5              $1,448.48
             6              $1,457.68
             7              $1,466.94
             8              $1,476.29
             9              $1,485.71
            10              $1,495.20
            11              $1,504.78

            12             $ 1,514.43

         Total             $17,553.01

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $174,566.03
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   153,726 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,955.23
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $12,226.35
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,307.54
- Mortality & Expense Charge****           $   142.73
+ Hypothetical Rate of Return*****           ($163.35)
                                           ----------
=                                          $   14,955 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $101.27
             2                $101.30
             3                $101.34

             4                $  101.37
             5                $  101.41
             6                $  101.44
             7                $  101.48
             8                $  101.52
             9                $  101.55
            10                $  101.59
            11                $  101.62
            12                $  101.66

         Total                $1,217.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1              ($14.25)
             2              ($14.14)
             3              ($14.02)
             4              ($13.90)
             5              ($13.79)
             6              ($13.67)
             7              ($13.55)
             8              ($13.44)
             9              ($13.32)
            10              ($13.20)
            11              ($13.09)
            12              ($12.97)

         Total             ($163.35)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $14,955.23
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   10,787 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,134.76
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $14,358.81
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,299.22
- Mortality & Expense Charge****           $   162.02
+ Hypothetical Rate of Return*****         $   894.70
                                           ----------
=                                          $   18,135 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                  COI
          -----                  ---
             1              $ 100.70
             2              $ 100.71
             3              $ 100.72
             4              $ 100.74
             5              $ 100.75
             6              $ 100.76
             7              $ 100.77
             8              $ 100.79
             9              $ 100.80
            10              $ 100.81
            11              $ 100.82
            12              $ 100.84

         Total              $1209.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1                 $ 75.61
             2                 $ 75.42
             3                 $ 75.23
             4                 $ 75.04
             5                 $ 74.85
             6                 $ 74.66
             7                 $ 74.47
             8                 $ 74.27
             9                 $ 74.08
            10                 $ 73.89
            11                 $ 73.69
            12                 $ 73.50

            Total              $894.70

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $18,134.76
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   13,967 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,880.14
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $16,770.53

+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,289.64
- Mortality & Expense Charge****           $   183.82
+ Hypothetical Rate of Return*****         $ 2,240.57
                                           ----------
=                                          $   21,880 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---
             1                $  100.06
             2                $  100.04
             3                $  100.03
             4                $  100.01
             5                $  100.00
             6                $   99.98
             7                $   99.96
             8                $   99.95
             9                $   99.93
            10                $   99.91
            11                $   99.89
            12                $   99.88

            Total             $1,199.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                $183.69
             2                $184.23
             3                $184.77
             4                $185.31
             5                $185.86

             6                $  186.41
             7                $  186.97
             8                $  187.53
             9                $  188.09
            10                $  188.66
            11                $  189.24
            12                $  189.82

            Total             $2,240.57

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $21,880.14
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   17,712 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,941.56
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $90,291.62
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,050.00
- Monthly Deduction***                     $ 6,062.22
- Mortality & Expense Charge****           $ 1,043.55
+ Hypothetical Rate of Return*****         ($1,194.29)
                                           ----------
=                                          $  110,942 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1              $  496.67
             2              $  496.86
             3              $  497.04
             4              $  497.23
             5              $  497.41
             6              $  497.59
             7              $  497.78
             8              $  497.96
             9              $  498.14
            10              $  498.33
            11              $  498.51
            12              $  498.69

            Total           $5,972.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1             ($102.83)
             2             ($102.23)
             3             ($101.62)
             4             ($101.02)
             5             ($100.42)
             6              ($99.82)
             7              ($99.22)
             8              ($98.62)
             9              ($98.02)
            10              ($97.43)
            11              ($96.83)
            12              ($96.23)

            Total        ($1,194.29)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $110,941.56
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $    90,102 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,902.14
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $105,609.41
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  6,002.32
- Mortality & Expense Charge****           $  1,181.95
+ Hypothetical Rate of Return*****         $  6,527.01
                                           -----------
=                                          $   133,902 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $492.61
             2                $492.63
             3                $492.64
             4                $492.66
             5                $492.67
             6                $492.69
             7                $492.70
             8                $492.72

             9               $  492.73
            10               $  492.74
            11               $  492.76
            12               $  492.77

            Total            $5,912.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $  545.13
             2              $  544.91
             3              $  544.70
             4              $  544.48
             5              $  544.25
             6              $  544.03
             7              $  543.81
             8              $  543.59
             9              $  543.36
            10              $  543.14
            11              $  542.91
            12              $  542.69

            Total           $6,527.01

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $133,902.14
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   113,062 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,890.27
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $122,901.42
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  5,933.44
- Mortality & Expense Charge****           $  1,338.14
+ Hypothetical Rate of Return*****         $ 16,310.44
                                           -----------
=                                          $   160,890 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1               $  488.03
             2               $  487.84
             3               $  487.65
             4               $  487.46
             5               $  487.26
             6               $  487.06
             7               $  486.86
             8               $  486.66
             9               $  486.46
            10               $  486.26
            11               $  486.05
            12               $  485.85

            Total            $5,843.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1              $ 1,323.61
             2              $ 1,329.91
             3              $ 1,336.25
             4              $ 1,342.65
             5              $ 1,349.10
             6              $ 1,355.61
             7              $ 1,362.17
             8              $ 1,368.78
             9              $ 1,375.45
            10              $ 1,382.17
            11              $ 1,388.95
            12              $ 1,395.79

            Total           $16,310.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $160,890.27
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   140,050 (rounded to the nearest dollar)